UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2011

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Hansen Road, Green Bay, Wisconsin		54304
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 920-491-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 6, 2011, the United States Department of the Treasury (the “Treasury”) closed an underwritten secondary public offering (the “Warrant Offering”) of 3,983,308 warrants (the “Warrants”), each representing the right to purchase one share of common stock, par value $0.01 per share, of Associated Banc-Corp (the “Company”). The Warrants have an exercise price of $19.77 per share and expire on November 21, 2018. In connection with the Warrant Offering, the Company entered into an underwriting agreement, dated November 30, 2011 (the “Underwriting Agreement”), among the Company, Treasury and Deutsche Bank Securities Inc. as the underwriter. The Warrants have been approved for listing on the Nasdaq Global Select Market under the symbol “ASBCW.”

The public offering price and the allocation of the Warrants in the Warrant Offering were determined by an auction process. The public offering price of the Warrants was equal to $0.90 per warrant. The Company did not receive any of the proceeds of the Warrant Offering.

Also in connection with the Warrant Offering, the Company entered into a warrant agreement (the “Warrant Agreement”), dated as of November 30, 2011, with Wells Fargo Bank, N.A., as warrant agent. Additionally, the Company and certain of its officers and directors have agreed to enter into 45-day “lock-up” agreements in substantially the form included in the Underwriting Agreement and subject to customary exceptions.

The Warrant Offering described in this Current Report on Form 8-K is more fully described in a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on December 1, 2011, supplementing the prospectus dated December 17, 2008, as filed with the Commission as part of the Company’s Registration Statement on Form S-3 (File No. 333-156251). The foregoing descriptions of the Underwriting Agreement and the Warrant Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1 and 4.1, respectively.

The underwriter and its affiliates have, from time to time, provided, and may in the future provide, various investment banking and financial advisory services to the Company, for which it received or will receive customary fees and expenses.

Exhibits 1.1, 4.1, 4.2, 5.1 and 5.2 to this Current Report on Form 8-K are filed herewith in connection with the Company’s Registration Statement on Form S-3 (File No. 333-156251) and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed as part of this Report on Form 8-K:

1.1	Underwriting Agreement for 3,983,308 Warrants, dated November 30, 2011, among Associated Banc-Corp, United States Department of the Treasury, and Deutsche Bank Securities Inc. as underwriter.

4.1	Warrant Agreement for 3,983,308 Warrants, dated as of November 30, 2011, between Associated Banc-Corp and Wells Fargo Bank, N.A. (incorporated herein by reference to Exhibit 4.1 of Associated Banc-Corp’s Form 8-A for the Warrants filed on December 1, 2011).

4.2	Specimen Warrant for 3,983,308 Warrants (incorporated herein by reference to Exhibit 4.2 of Associated Banc-Corp’s Form 8-A for the Warrants filed on December 1, 2011).

5.1	Opinion of Katten Muchin Rosenman LLP.

5.2	Opinion of Kristi A. Hayek, Senior Vice President and Acting General Counsel of Associated Banc-Corp.

23.1	Consent of Katten Muchin Rosenman LLP (included in Exhibit 5.1).

23.2	Consent of Kristi A. Hayek, Senior Vice President and Acting General Counsel of Associated Banc-Corp (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED BANC-CORP

December 6, 2011	By: Name: Title:	/s/ Kristi A. Hayek Kristi A. Hayek Senior Vice President and Acting General Counsel

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement for 3,983,308 Warrants, dated November 30, 2011, among Associated Banc-Corp, United States Department of the Treasury, and Deutsche Bank Securities Inc. as underwriter.

4.1	Warrant Agreement for 3,983,308 Warrants, dated as of November 30, 2011, between Associated Banc-Corp and Wells Fargo Bank, N.A. (incorporated herein by reference to Exhibit 4.1 of Associated Banc-Corp’s Form 8-A for the Warrants filed on December 1, 2011).

4.2	Specimen Warrant for 3,983,308 Warrants (incorporated herein by reference to Exhibit 4.2 of Associated Banc-Corp’s Form 8-A for the Warrants filed on December 1, 2011).

5.1	Opinion of Katten Muchin Rosenman LLP.

5.2	Opinion of Kristi A. Hayek, Senior Vice President and Acting General Counsel of Associated Banc-Corp.

23.1	Consent of Katten Muchin Rosenman LLP (included in Exhibit 5.1).

23.2	Consent of Kristi A. Hayek, Senior Vice President and Acting General Counsel of Associated Banc-Corp (included in Exhibit 5.2).